LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENT, that I, Paul S. Bell, Director, Senior Vice President and Chief Actuary of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand and seal this 24th day of May, 1999.

WITNESS:

/s/ June M. Parsons                                    /s/ Paul S. Bell
-------------------------                     ---------------------------------
                                                             Paul S. Bell

                            LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENT, that I, Michele L. Abruzzo, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand and seal this 2nd day of November, 1999.

WITNESS:

/s/ Johanna M. Greenberg                             /s/ Michele L. Abruzzo
-------------------------                       ----------------------------
                                                     Michele L. Abruzzo

                            LIMITED POWER OF ATTORNEY

         KNOWN  ALL MEN BY  THESE  PRESENT,  that  I,  Robinson  K.  Nottingham,
Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand and seal this 2nd day of November, 1999.

WITNESS:

/s/ Johanna M. Greenberg                     /s/ Robinson K. Nottingham
-------------------------                   ------------------------------
                                             Robinson K. Nottingham

                            LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENT, that I, Edmund Sze-Wing Tse, Director of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand and seal this 2nd day of November, 1999.

WITNESS:

/s/ Johanna M. Greenberg                      /s/ Edmund Sze-Wing Tse
-------------------------                   ------------------------
                                             Edmund Sze-Wing Tse

                            LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENT, that I, Elizabeth M. Tuck, Secretary of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

         WITNESS my hand and seal this 10th day of February, 2000.

WITNESS:

/s/ Johanna M. Greenberg                     /s/ Elizabeth M. Tuck
-------------------------                   -----------------------------
                                             Elizabeth M. Tuck

                            LIMITED POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENT, that I, John Oehmke, Chief Financial Officer of American International Life Assurance Company of New York, a corporation duly organized under the laws of the State of New York, do hereby appoint Kenneth D. Walma as my attorney and agent, for me, and in my name as Chief Financial Officer of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended.

         WITNESS my hand and seal this 1st day of March, 2000.

WITNESS:

/s/ Cheryl Gerkens                          /s/ John Oehmke
-------------------------                   ----------------------------
                                             John Oehmke